Exhibit 10.73


                               THIRD AMENDMENT TO
                      UNSECURED REVOLVING CREDIT AGREEMENT


          This Third Amendment to Unsecured Revolving Credit Agreement, dated as of June 20, 2001 (this "Amendment"), is entered into by and between HOMESIDE LENDING, INC., a Florida corporation (the "Borrower"), and NATIONAL AUSTRALIA BANK LIMITED A.C.N.004044937, an Australian corporation (the "Lender") and amends that certain Unsecured Revolving Credit Agreement between Borrower and Lender dated as of June 23, 1998, as amended by that First Amendment to Unsecured Revolving Credit Agreement dated as of June 22, 1999, and as amended by the Second Amendment to Unsecured Revolving Credit Agreement dated as of June 21, 2000 (as amended, the "Agreement").


                                    Recitals

     Borrower has requested that Lender renew the loans as described in the Agreement and amend certain terms of the Agreement, and the Lender has agreed to such request, upon the terms and subject to the conditions set forth herein.

     Therefore, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  All  terms  defined  in the  Agreement  shall  have such
          -----------
defined meanings when used herein unless otherwise defined herein.

     2.   Extension  of Maturity  Date.  The  definition of  "Maturity  Date" is
          ----------------------------
hereby deleted and replaced in its entirety by the following new definition thereof:

          "Maturity Date" means June 19, 2002 or such earlier date as the Loans may be due and payable pursuant to Section 4.

     3.   No  Further  Amendment.   Except  as  expressly  amended  herein,  the
          ----------------------
Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or to prejudice any other right or rights which the Lender may now have or may have in the future under or in connection with the Agreement, as the same may be amended from time to time.


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     4.   Counterparts.  This  Amendment  may be executed by one or more  of the
          ------------
parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     5.   Governing  Law. This Amendment shall be governed by, and construed and
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interpreted in accordance with, the laws of the State of New York.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                 HOMESIDE LENDING, INC.



                                 By:
                                     ----------------------------------------
                                          Its Authorized Officer



                                 NATIONAL AUSTRALIA BANK LIMITED
                                 A.C.N.004044937



                                 By:
                                      ---------------------------------------
                                          Its Authorized Officer









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